Exhibit 99.2

Bleeding and spotting results from the SECURE trial: a phase 3 study of the AG200-15 investigational transdermal contraceptive patch

Anita L. Nelson(1),(2); Andrew M. Kaunitz(3); Robin Kroll(4); James A. Simon(5); Alfred N. Poindexter(6); Joseph A. Chiodo(7); Lisa Flood(7); Elizabeth I.O. Garner(7)

(1)Western University of Health Sciences, Pomona, CA; (2)David Geffen School of Medicine at UCLA (Professor Emeritus), Los Angeles, CA; (3)University of Florida College of Medicine-Jacksonville, Jacksonville, FL; (4)University of Washington, Seattle, WA; (5)George Washington University School of Medicine, Washington, DC; (6)Baylor College of Medicine, Houston, TX; (7)Agile Therapeutics, Princeton, NJ

Background

•                  AG200-15 (Twirla®) is a transdermal contraceptive delivery system designed to deliver daily doses of levonorgestrel (LNG) and ethinyl estradiol (EE) similar to oral doses of 120 μg of LNG and 30 μg of EE

•                  AG200-15 is under investigation as a once-weekly prescription contraceptive patch

•                  The SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) phase 3 trial examined the contraceptive efficacy, safety, and tolerability of AG200-15

•                  SECURE employed broad enrollment criteria with no restrictions based on body mass index (BMI) or weight

•                  The SECURE trial found that the Pearl Index for subjects age 18 to 35 years was 4.8 (upper bound of 95% confidence interval, 6.1) and adverse events (AEs) were comparable to approved combined hormonal contraceptives (Nelson et al., ACOG 2017)

Objective

•                  To assess bleeding/spotting patterns during use of AG200-15

Methods

•                  This single-arm, open-label, healthcare company-funded, multicenter, phase 3 study was conducted over a 1-year (13-cycle) period at 102 US sites

•                  This study was IRB-approved, and all patients provided informed consent

•                  Eligible subjects were women who were sexually active and who experienced regular menses every 21-38 days

•                  Subjects who were not currently using hormonal contraception were instructed to place the patch on the first day of bleeding (Cycle 1/Day 1)

•                  Subjects recorded information daily in electronic diaries (eDiaries) including but not limited to:

•                  Bleeding, defined as evidence of blood loss requiring the use of sanitary protection with at least one tampon or sanitary pad

•                  Spotting, defined as evidence of minimal blood loss requiring the use of pantyliners only or no sanitary protection

•                  Subjects were instructed to record bleeding for any day during which they experienced both spotting and bleeding

•                  Scheduled bleeding and/or spotting, occurring on days when not wearing a patch

•                  Unscheduled bleeding and/or spotting, occurring on days when wearing a patch, except bleeding/spotting that began in the previous hormone-free period and continued through Days 1-4 of the new treatment cycle

•                  Study populations were defined as follows:

•                  Cycle control population - all subjects who wore at least one patch, were documented to have a negative pregnancy test (serum ß-hCG) at enrollment, and who provided information on bleeding and patch application in their eDiaries

•                  Safety population - all subjects who wore at least one patch for any period of time regardless of age

•                  Safety assessments included the incidence of treatment-emergent adverse events (TEAEs), study discontinuation, and treatment-emergent changes in physical and gynecological examinations, vital signs, and clinical laboratory test results

Results

•                  A total of 2031 women comprised the safety population; 2017 comprised the cycle control population (18,798 cycles)

•                  Subject mean age was 27.5 years; median weight was 71.9 kg (ranging from 39.0 to 176.9 kg) (Table 1)

Table 1. Demographics (Safety Population)

Overall (n=2031)
Age, y
Mean (SD)	27.5 (6.2)
Median	26.0
Min, Max	18, 60*
<35, n (%)	1830 (90.1%)
>35, n (%)	201 (9.9%)
Race, n (%)
Black/African American	493 (24.3%)
American Indian or Alaska Native	11 (0.5%)
Asian	65 (3.2%)
Native Hawaiian or Other Pacific Islander	8 (0.4%)
White	1358 (66.9%)
Other	96 (4.7%)
Ethnicity, n (%)
Hispanic or Latino	400 (19.7%)
Not Hispanic or Latino	1631 (80.3%)
Weight (kg)
Mean (SD)	76.1 (20.4)
Median	71.9
Min, Max	39.0, 176.9
BMI, kg/m2
Mean (SD)	28.3 (7.1)
Median	26.8
Min, Max	15.1, 63.0
BMI (kg/m2) categories, n (%)
Normal (<25)	800 (39.4%)
Overweight (>25 to <30)	513 (25.3%)
Obese (>30)	717 (35.3%)
Non-Obese (<30)	1313 (64.7%)

BMI, body mass index; SD, standard deviation.

*One 60-year-old woman was enrolled but was discontinued shortly after.

Bleeding and/or Spotting – Days

•                  The overall mean number of bleeding and/or spotting days, scheduled or unscheduled, was 6.0±4.05 in Cycle 2 and 4.9±3.5 in Cycle 13 (Figure 1)

Figure 1. Mean Number of Days of Bleeding and/or Spotting by Cycle (Cycle Control Population)

•                  The percentage of subjects who reported no bleeding or spotting days in a cycle (amenorrhea) was 6.7% in Cycle 2 and 10.5% in Cycle 13 (Table 2)

Table 2. Subjects with No Bleeding or Spotting Days by Cycle (Cycle Control Population)

Cycle	Subjects n/N (%)
2	126/1875 (6.7%)
3	125/1745 (7.2%)
4	117/1627 (7.2%)
5	112/1519 (7.4%)
6	101/1428 (7.1%)
7	106/1351 (7.8%)
8	97/1277 (7.6%)
9	86/1213 (7.1%)
10	78/1143 (6.8%)
11	75/1103 (6.8%)
12	67/1065 (6.3%)
13	108/1024 (10.5%)

Scheduled Bleeding and/or Spotting – Days

•                  The mean number of scheduled bleeding and/or spotting days was 3.7±2.5 in Cycle 2 and 3.3±2.5 in Cycle 13

•                  The mean number of scheduled bleeding-only days was 2.7±2.08 in Cycle 2 and 2.3±2.0 in Cycle 13

•                  The mean number of scheduled spotting-only days was 1.0±1.3 in Cycle 2 and 0.9±1.3 in Cycle 13

Scheduled Bleeding and/or Spotting – Episodes

•                  In order to examine discrete incidents of bleeding and/or spotting, an episode was defined as one or more consecutive days of bleeding/spotting bounded on either end by >2 days of no bleeding or spotting

•                  Percentages of women experiencing at least 1 episode of scheduled bleeding and/or spotting by cycle are shown in Figure 2

•                  The rate of women reporting at least 1 episode of scheduled bleeding and/or spotting was 56.5% in Cycle 2 and 58.7% in Cycle 13

•                  The mean length of scheduled bleeding and/or spotting episodes by cycle is shown in Figure 2

•                  The mean length of scheduled bleeding and/or spotting episodes was 4.7 days in Cycle 2 and 4.1 days in Cycle 13

•                  Episodes could have included individual days where no bleeding and/or spotting occurred since >2 days without bleeding or spotting were required to define the end of an episode

Figure 2. Scheduled Bleeding and/or Spotting Episodes by Cycle (Cycle Control Population)

Unscheduled Bleeding and/or Spotting – Days

•                  The mean number of unscheduled bleeding and/or spotting days was 2.3±3.0 in Cycle 2 and 1.6±2.5 in Cycle 13

•                  The mean number of unscheduled bleeding-only days was 1.4±2.2 in Cycle 2 and 1.0±1.8 in Cycle 13

•                  The mean number of unscheduled spotting-only days was 0.9±1.5 in Cycle 2 and 0.6±1.2 in Cycle 13

Unscheduled Bleeding and/or Spotting – Episodes

•                  Percentages of women experiencing at least 1 episode of unscheduled bleeding and/or spotting by cycle are shown in Figure 3

•                  The rate of women reporting at least 1 episode of unscheduled bleeding and/or spotting was 50.9% in Cycle 2 and 41.3% in Cycle 13

•                  The mean length of unscheduled bleeding and/or spotting episodes by cycle is shown in Figure 3

•                  The mean length of unscheduled bleeding and/or spotting episodes was 6.3 days in Cycle 2 and 5.2 days in Cycle 13

Figure 3. Unscheduled Bleeding and/or Spotting Episodes by Cycle (Cycle Control Population)

Safety

•                  Only 2.2% of women discontinued the study due to bleeding or spotting AEs, and 0.3% discontinued due to dysmenorrhea (Table 3)

Table 3. Treatment-Emergent Bleeding or Spotting AEs Leading to Study Drug Discontinuation (Safety Population)

Preferred Term	Overall (n=2031)
Any Treatment-Emergent Bleeding or Spotting AEs Leading to Drug Study Discontinuation*	45 (2.2%)
Metrorrhagia	15 (0.7%)
Vaginal hemorrhage	13 (0.6%)
Menorrhagia	10 (0.5%)
Dysmenorrhea	7 (0.3%)
Dysfunctional uterine bleeding	2 (0.1%)
Menstruation irregular	2 (0.1%)
Menstrual disorder	1 (0.1%)

AEs, adverse events.

*AEs are coded using MedDRA version 18.1.

Conclusions

•                  In this diverse, real-world population of women, rates of scheduled bleeding and/or spotting episodes observed with the AG200-15 transdermal contraceptive patch were relatively stable

•                  Although inferential statistics were not performed, rates of unscheduled bleeding and/or spotting episodes numerically decreased during the study period

•                  Similarly, the mean length of both scheduled and unscheduled bleeding and/or spotting episodes showed numerical decreases during the study period

•                  Few subjects discontinued the study due to heavy/irregular vaginal bleeding

•                  These results provide information to guide patient counseling

Disclosures

AN: Consultant/Advisor: Allergan, Agile, Bayer, ContraMed, Female Health, Merck, AMAG Pharma, Pharmanest; Honoraria/Speaker: Allergan, Aspen, Bayer, Merck, Teva; Grants/Research Support: Agile, ContraMed, Merck, Estetra SPRL, Evofem Inc.

AK: Consultant/Advisor: Allergan, Bayer, Merck, Mithra, Pfizer; Research Support (institution): Agile, Bayer, Merck, Mithra.

RK: Research Support: AbbVie, Agile, Allergan, Bayer, Chemo Group, ContraMed, Merck, Mithra.

JS: Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Ascend, Azure, Millendo, Nuelle, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Symbiotec, TherapeuticsMD, Valeant; Speaker: Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Agile, Allergan, Bayer, New England Research Institute, Palatin, Symbio, TherapeuticsMD; Stock Ownership: Sermonix; Patent: No. 4,816,257 (embryo transplant).

AP: Consultant/Advisor: Agile, Allergan, Bayer, Pfizer.

JC, LF, EG: Employees: Agile Therapeutics.

Acknowledgments

Funding to support the development this poster was provided by Agile Therapeutics to PharmaWrite, LLC (Princeton, NJ).

Presented at the North American Forum on Family Planning, October 14-16, 2017, Atlanta, Georgia